UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2008

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 23, 2008, Newfield Exploration Company (“Newfield”) issued a press release announcing its second quarter 2008 financial and operating results and third quarter 2008 earnings guidance and providing an operational update by region. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     On July 23, 2008, Newfield issued its @NFX publication, which includes second quarter 2008 highlights, an operational update by region, third quarter 2008 guidance and tables detailing complete hedging positions as of July 23, 2008. A copy of this publication is furnished herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press release issued by Newfield on July 23, 2008
99.2	@NFX publication issued by Newfield on July 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: July 24, 2008	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield on July 23, 2008
99.2	@NFX publication issued by Newfield on July 23, 2008